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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 5, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-27423                    51-0391303
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)



                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)


                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

Exhibits

 DESIGNATION                         DESCRIPTION
 -----------                         -----------

    99.1            Golden Telecom, Inc. Press Release announcing third quarter
                    2003 results.


Item 12. Results of Operations and Financial Condition.

         On November 5, 2003, Golden Telecom, Inc. issued a press release announcing third quarter 2003 results. The press release is furnished as
Exhibit 99.1.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GOLDEN TELECOM, INC.
                                    (Registrant)

                                    By:         /s/ David Stewart
                                       -----------------------------------------
                                    Name:  David Stewart
                                    Title: Chief Financial Officer and Treasurer
                                           (Principal Financial Officer)


Date: November 5, 2003
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                                 EXHIBIT INDEX


 DESIGNATION                              DESCRIPTION
 -----------                              -----------

    99.1            Golden Telecom, Inc. Press Release announcing third quarter
                    2003 results.